Exhibit 10.1

FORM OF SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT is dated as of ____, 2023, by and between ____ (the “Purchaser”), and Global AI, Inc. (“Issuer”). The Purchaser and Issuer, may hereinafter be referred to as the “Parties” and each, a “Party.”

WHEREAS, the Purchaser desires to purchase ____ shares of the Issuer’s Class B Common Stock, $0.001 (the “Shares”) from the Issuer, and Issuer desires to issue the Shares to the Purchaser in exchange for a purchase price of $0.10 per Share for a total purchase price of $____ (the “Purchase Price”).

NOW THEREFORE, in consideration of the mutual promises, covenants and representations contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and subject to the terms and conditions hereof, the Parties hereby agree as follows:

ARTICLE I

PURCHASE AND SALE

1.1 Purchase and Sale; Purchase Price.

(a) Subject to the terms and conditions set forth in this Agreement, Issuer shall deliver to Purchaser, and Purchaser shall accept from Issuer, the Shares in exchange for the Purchase Price delivered in the form of cash, payable by check or wire transfer.

(b) The Shares shall be sold, assigned, and issued to and purchased by Purchaser upon execution of this Agreement, as of the date first indicated above (the “Closing”) in consideration for the Purchase Price.

1.2 Closing.

(a) Upon Closing, Issuer shall deliver to Purchaser fully executed documentation, including, without limitation, the Agreement, that completely effectuates the sale of the Shares;

(b) Upon Closing, Purchaser shall deliver to Issuer the following:

(i) Fully executed documentation, including, without limitation, the Agreement; and

(ii) payment of the Purchase Price.

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ARTICLE II

REPRESENTATIONS AND WARRANTIES

2.1 Representations and Warranties of Issuer. Issuer hereby makes the following representations and warranties to Purchaser:

(a) Full Power and Authority. Issuer has full power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Issuer and constitutes the legal, valid, and binding obligation of Issuer, enforceable in accordance with its terms.

(b) No Violation or Conflict; Consent. The execution, delivery and performance by Issuer of this Agreement and consummation by Issuer of the transactions contemplated hereby do not and will not: (i) violate any decree or judgment of any court or other governmental authority applicable to or binding on Issuer or (ii) violate any contract to which Issuer is bound, or conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which Issuer is a party.

(c) Title. With respect to the sale of the Shares, (i) Issuer is the sole record and beneficial owner of the Shares, free and clear of any taxes and liens, security interests, adverse claims or other encumbrances of any character whatsoever (“Encumbrances”), other than restrictions on resales of the Shares or other restrictions that may exist under applicable securities laws; (ii) the Shares, when delivered and paid for in accordance with the terms of this Agreement, will be validly issued, fully paid and nonassessable, free from all taxes and Encumbrances; (iii) the Shares to be delivered are not and will not be as of the date of Closing subject to any transfer restriction, other than the restriction that the Shares have not been registered under the Securities Act and, therefore, cannot be resold unless it is registered under the Securities Act or in a transaction exempt from or not subject to the registration requirements of the Securities Act (“Permitted Transfer Restriction”); (iv) upon the transfer of the Shares to Purchaser, Purchaser will acquire good and marketable title thereto, and will be the legal and beneficial owner of such the Shares, free and clear of any Encumbrances or transfer restrictions, other than the Permitted Transfer Restriction; (v) there are no outstanding rights, options, subscriptions or other agreements or commitments obligating Issuer with respect to the Shares, and Issuer has not granted any person a proxy that has not expired or been validly withdrawn.

2.2 Representations and Warranties of Purchaser. Purchaser hereby makes the following representations and warranties to Issuer:

(a) Full Power and Authority. Purchaser has full power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Purchaser and constitutes the legal, valid and binding obligation of Purchaser, enforceable in accordance with its terms.

(b) No Violation or Conflict; Consent. The execution, delivery and performance by Purchaser of this Agreement and consummation by Purchaser of the transactions contemplated hereby do not and will not: (i) violate any provision of any federal or state statute, rule or regulation which is, to Purchaser’s knowledge, applicable to Purchaser; or (ii) violate any contract to which Purchaser or any of its assets or properties are bound, or conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which Purchaser is a party. No consent or approval of, or filing with, any governmental authority or other person not a party hereto is required for the execution, delivery and performance by Purchaser of this Agreement or the consummation of the transactions contemplated hereby, except for such consents or approvals that are obtained on or before the closing date.

(c) Restricted Securities. Purchaser understands that the Shares are characterized as “restricted securities” under the Securities Act inasmuch as they were acquired from Issuer in a transaction not registered under the Securities Act.

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(d) Investment Intent. Purchaser is acquiring the Shares for his own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the Securities Act.

(e) Information. The Purchaser and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Shares which have been requested by the Purchaser or its advisors. The Purchaser and its advisors, if any, have been afforded the opportunity to ask questions of the Issuer.

(f) Governmental Review. The Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Shares.

(g) Authorization; Enforcement. This Agreement has been duly and validly authorized. This Agreement has been duly executed and delivered on behalf of the Purchaser, and this Agreement constitutes a valid and binding agreement of the Purchaser enforceable in accordance with its terms.

ARTICLE III

MISCELLANEOUS

3.1 Entire Agreement. The Agreement contains the entire understanding of the Parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral or written, with respect to such matters.

3.2 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by Issuer and Purchaser or, in the case of a waiver, by the Party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either Party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

3.3 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns.

3.4 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the Parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person or entity.

3.5 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Nevada, without regard to the principles of conflicts of law thereof. Each Party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in Nevada for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each Party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery). Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each Party irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either Party shall commence an action or proceeding to enforce any provisions of the documents contemplated herein, then the prevailing Party in such action or proceeding shall be reimbursed by the other Party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

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3.6 Survival. The representations, warranties, agreements and covenants contained herein shall not survive the Closing.

3.7 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each Party and delivered to the other Party, it being understood that the Parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the Party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

3.8 Severability. In case any one or more of the provisions of this Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affecting or impaired thereby and the Parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute therefore, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

3.9 Notices. All notices or other communications required or permitted by this Agreement shall be in writing and sent to the other Party at the address set forth in the preamble hereto or to such other address as may be specified by any such Party to the other Party pursuant to notice given by such Party in accordance with the provisions of this Section, and shall be deemed to have been duly received:

(a) if given by courier, messenger or other means, when received or personally delivered;

(b) if given by certified or registered mail, return receipt requested, postage prepaid, three business days after being deposited in the U.S. mails; and

(c) if given by fax, when transmitted and the appropriate confirmation received, as applicable, if transmitted on a business day and during normal business hours of the recipient, and otherwise on the next business day following transmission

3.10 Headings. The headings used in this Agreement are for convenience of reference only and shall not be deemed to limit, characterize or in any way affect the interpretation of any provision of this Agreement.

[Signature page follows]

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IN WITNESS WHEREOF, the Parties have caused this Subscription Agreement to be duly executed as of the date first indicated above.

ISSUER

Global AI, Inc.

By:
Title:
Date:

PURCHASER

By:
Date:

[Signature page to Subscription Agreement]

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